UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 363-8183
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On December 31, 2009, Immediatek, Inc., or the Company, entered into an Management Services Agreement with Radical Ventures LLC, an affiliate of Radical Holdings LP or Holdings. Pursuant to this Management Services Agreement, personnel of Radical Ventures LLC will provide certain management services to us, including, among others, legal, financial, marketing and technology. These services will be provided to us at a cost of $3,500 per month; however, we will not be required to pay these fees or reimburse expenses and, accordingly, will account for these costs of services and expenses as deemed contributions to us. This agreement will continue until the earlier of:
•	December 31, 2010; and

•	the date on which Holdings, it successors or their respective affiliates cease to be beneficially own, directly or indirectly, at least 20% of our then outstanding voting power.
This agreement may be terminated upon 30 days’ written notice by Radical Ventures LLC for any reason or by us for gross negligence. We also agreed to indemnify and hold harmless Radical Ventures LLC for its performance of these services, except for gross negligence and willful misconduct. Further, we limited Radical Ventures LLC’s maximum aggregate liability for damages under this agreement to the amounts deemed contributed to us by virtue of this agreement during twelve months prior to that cause of action. A copy of the Management Services Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Additionally, on December 31, 2009, DiscLive, Inc., our wholly-owned subsidiary, entered into a letter agreement amending the sublease with HDNet LLC, an affiliate of Holdings. Pursuant to the letter agreement, DiscLive, Inc. has assigned the sublease to IMKI Ventures, Inc., our wholly-owned subsidiary and IMKI Ventures, Inc. will sublease from HDNet LLC approximately 600 square feet of office space. The rent is $900 per month, utilities included. This sublease expires December 31, 2010. HDNet LLC leases this office space from Radical Computing, Inc., another affiliate of Holdings. The letter agreement remains subject to the terms of the underlying lease, which includes the termination provisions. A copy of the letter agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Holdings is the majority stockholder of the Company. As of December 16, 2009, Holdings owned 229,083 shares of our common stock, 4,392,286 shares of our Series A Convertible Preferred Stock and 69,726 shares of our Series B Convertible Preferred Stock. Radical Management LLC, a Texas limited liability company, is the sole general partner of Holdings. Mark Cuban is the President of Radical Management LLC. Mark Cuban, indirectly, wholly owns Holdings and Radical Management LLC.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.
The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

10.1	Management Services Agreement, dated December 31, 2009, between Immediatek, Inc. and Radical Ventures LLC.

10.2	Letter agreement, dated December 31, 2009, amending Sublease, dated February 21, 2007, by and between DiscLive, Inc., IMKI Ventures, Inc. and HDNet LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation
Date: January 5, 2010	By:	/s/ Darin Divinia
		Name:	Darin Divinia
		Title:	President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

10.1	Management Services Agreement, dated December 31, 2009, between Immediatek, Inc. and Radical Ventures LLC.

10.2	Letter agreement, dated December 31, 2009, amending Sublease, dated February 21, 2007, by and between DiscLive, Inc., IMKI Ventures, Inc. and HDNet LLC.